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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): December 11, 1997


                           P. H. GLATFELTER COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Pennsylvania            1-3560            23-0628360
           ----------------         ------------    ------------------
           (State or other          (Commission     (I.R.S. Employer
           jurisdiction of          File Number)    Identification No.)
           incorporation)


                 Spring Grove, Pennsylvania              17362
            --------------------------------------     ----------
           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (717) 225-4711
                                                    --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                                    ITEM 5

        The Registrant has previously reported with respect to certain environmental matters, including matters relating to the lower Fox River in Wisconsin, on which the Registrant and six other companies operate or formerly operated facilities. On December 11, 1997, the United States Environmental Protection Agency ("EPA") terminated negotiations with the Registrant and the six other companies and announced its intention to conduct a remedial investigation and feasibility study ("RI/FS") on the lower Fox River and Green Bay unilaterally with the Wisconsin Department of Natural Resources. The Registrant believes that this development increases the likelihood that this matter will end up in litigation. While the Registrant is disappointed with the action taken by EPA, it was not unexpected.
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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              P. H. GLATFELTER COMPANY
                                              ------------------------
                                                    (Registrant)


Date: December 18, 1997                       By: /s/ Robert S. Wood
                                                  --------------------
                                                  Robert S. Wood
                                                  Secretary and Treasurer